Exhibit 99.1

McorpCX Announces Launch of McorpCX | Insights, and Transition to Microsoft Azure

San Francisco, CA, November 8, 2016 -- Customer experience solutions company McorpCX, Inc. (TSXV: MCX, OTCQB: MCCX) (“McorpCX” or the “Company”) is pleased to announce that it has launched McorpCX | Insights, a new release of its signature product (formerly known as Touchpoint Mapping®), now powered by Microsoft Azure (“Azure”).

McorpCX | Insights is the Company’s principal customer experience management software product and approach to quantifying customer experience, while Azure is a cloud computing platform and infrastructure created by the Microsoft Corporation (“Microsoft”) for building, deploying and managing applications and services through a global network of Microsoft-managed data centers.

Through this new release, the company moves well beyond its roots mapping customer touchpoints, expanding on its existing capabilities to better measure customer journey and journey stage performance as well as emotions, loyalty drivers and other key customer experience metrics. The Company also believes the platform provided by Azure will provide increased security, scalability and flexibility in order to position the Company to more rapidly deliver services. The Company has already transitioned all existing clients and historical data to Azure, and plans to build all future products on Azure.

“As a SaaS (Software as a Service) product, McorpCX | Insights has been exceptional at driving deep insights by mapping the complex, cross-channel maze of touchpoints, emotions and journeys that drive customer experience,” stated Stephen Shay Vice President of McorpCX, who led the product development and re-platforming effort and is a former executive at Microsoft.

“In addition, we’ve seen companies ask that we extend our insights into other areas of the customer experience and the ways they track it today–ranging from integration with business intelligence systems to the ability to integrate metrics from other customer listening posts. Combined with our plans for growth, this increasing demand meant we needed to move to a more extensible platform,” he concluded.

Doug Hauger, General Manager of National Cloud Programs at Microsoft stated that, “by choosing Microsoft Azure, McorpCX is extending the global scale and the agility of the Azure cloud platform to their customers and fulfilling its vision for rapid delivery of customer insights.”

As a robust customer insights platform made even more flexible with the addition of Azure and its predictive analytics services, McorpCX | Insights is designed to deliver deep insights at the customer segment, journey, channel and touchpoint levels. With its powerful data analytics and visualization capabilities, it is designed to allow a variety of organizations from small businesses to large enterprises to query and visualize a wide range of customer insights data intended to help such organizations better understand how to leverage customer experience in order to drive greater customer loyalty.

"We recognize how important it is to adapt to the fast-moving customer experience management and customer insights sectors, as well the changing needs of our customers." said Michael Hinshaw, President and CEO of McorpCX. "That’s why we believe Microsoft Azure is the right platform for us. As an open and flexible cloud service platform, we feel that Microsoft Azure provides the security and flexibility we need to help McorpCX | Insights run smoothly for our users, and allow us to quickly scale our services."

About McorpCX | Insights

McorpCX | Insights is a customer experience software and research platform that is designed to map and help improve customer perceptions across the complex, cross-channel maze of emotions and interactions that drive customer experience. As an online Software-as-a-Service (SaaS) platform, it is designed to deliver deep insights by helping to turn customer feedback into action across customer segments, journeys, channels and touchpoints. Designed to help customer-centric businesses and the agencies and consultancies that serve them, better connect with and serve their customers, McorpCX | Insights is intended to help create value by accelerating customer understanding.

For a free demo and to learn more about McorpCX | Insights, visit http://insights.mcorpcx.com/

About McorpCX

McorpCX is a leading customer experience services company delivering consulting and technology solutions to customer-centric organizations. McorpCX | Insights - our signature product and approach to quantifying customer experience is designed to automatically map the complex, cross-channel maze of touchpoints that drive customer experience. A pioneer in the fast-growing customer experience services and technology sector, our proprietary approach and cloud-based software are designed to deliver actionable data and on-demand “Voice-of-the-Customer” insights that are intended to improve customer experience, brand position, customer and employee satisfaction, loyalty and engagement for leaders in financial services, retail, technology, consumer products, and other industries.

Visit the company online at , and follow @McorpCX on Twitter: https://twitter.com/mcorpcx. Information on our website and on Twitter is not part of this press release.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Media: Denise Marshall at +1-415-526-2655, Ext. 706

Investors: Andrew Barwicki at +1-516-662-9461

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements.  When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements.  Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct.  Forward-looking statements include statements relating to the Company's business and operations. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. Investors should refer to the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more comprehensive discussion of the risks that are material to the Company and its business. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

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